UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2016

LIBERATOR MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	001-36186	87-0267292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2979 SE Gran Park Way, Stuart, Florida 34997
(Address of Principal Executive Offices)

(772) 287-2414
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 21, 2016, Liberator Medical Holdings, Inc., a Nevada corporation (the “Company”), completed its previously announced merger (the “Merger”) with Freedom MergerSub, Inc. (“MergerSub”), a wholly-owned subsidiary of C. R. Bard, Inc. (“Parent”), pursuant to the terms of the previously disclosed Agreement and Plan of Merger, dated as of November 19, 2015 (the “Merger Agreement”), by and among the Company, MergerSub and Parent.  The Company was the surviving corporation in the Merger, and, as a result, is now a wholly-owned subsidiary of Parent.

The disclosures under Item 3.01, Item 3.03, and Item 5.01 hereof are hereby incorporated by reference.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

In connection with the closing of the Merger, the Company notified the NYSE MKT on January 21, 2016, that the articles of merger have been filed with the Secretary of State of Nevada and that, at the effective time of the Merger, each share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (other than shares of Common Stock held in the treasury of the Company or owned by Parent or MergerSub) was cancelled and converted into the right to receive $3.35 in cash, without interest or dividends and subject to applicable withholding taxes.  In addition, the Company requested that the NYSE MKT delist the Common Stock at the close of business on January 21, 2016, and as a result, trading of Common Stock on the NYSE MKT was suspended as of the close of business on January 21, 2016.  The Company also requested that the NYSE MKT file a notification of removal from listing and registration on Form 25 with the Securities and Exchange Commission (the “SEC”) to effect the delisting of the Common Stock from the NYSE MKT and the deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Form 15 requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13 and 15(d) of the Exchange Act.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

At the effective time of the Merger, each holder of Common Stock issued and outstanding immediately prior to the effective time of the Merger ceased to have any rights as a shareholder of the Company (other than the right of the holders of Common Stock to receive the merger consideration pursuant to the Merger Agreement).

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

The information set forth in the Items 2.01, 3.01 and 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly-owned subsidiary of Parent.  The total amount of funds used to complete the payment of the aggregate purchase price for the outstanding shares and options of the Company, as contemplated in connection with the consummation of the Merger, was approximately $181 million, which was funded through Parent’s cash on hand and available credit.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Directors

Effective upon the consummation of the Merger and as contemplated by the Merger Agreement (and not because of any disagreement with the Company), all of the directors of the Company resigned as directors of the Company.  In accordance with the terms of the Merger Agreement, at the effective time of the Merger, the directors of MergerSub became the directors of the Company.  These members are Timothy P. Collins, Samrat S. Khichi, John H. Weiland and Christopher S. Holland.

Resignation of Officers

Effective upon the consummation of the Merger and as contemplated by the Merger Agreement, all of the officers of the Company resigned from each of their respective roles as officers of the Company.  In accordance with the terms of the Merger Agreement, at the effective time of the Merger, the officers of MergerSub became the officers of the Company.  These officers are: Peter R. Curry, President; Samrat S. Khichi, Vice President & Secretary; Scott T. Lowry, Vice President & Treasurer; Richard C. Rosenzweig, Vice President & Assistant Secretary; Timothy P. Collins, Vice President; Christopher S. Holland, Vice President; and John H. Weiland, Vice President.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

At the effective time of the Merger, the articles of incorporation of the Company, as in effect immediately prior to the Merger, were amended and restated to read as the articles of incorporation of MergerSub as in effect immediately prior to the effective time of the Merger, except that the Company’s name has not changed (the “Amended and Restated Articles of Incorporation”). In addition, at the effective time of the Merger, the Company’s bylaws, as in effect immediately prior to the Merger, were amended and restated to read as the bylaws of MergerSub as in effect immediately prior to the effective time of the Merger, except that the Company’s name has not changed (the “Amended and Restated Bylaws”).  Copies of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

ITEM 5.07. SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On January 20, 2016, the Company held a special meeting of its stockholders (the “Special Meeting”).  There were 53,885,978 shares of Common Stock outstanding and entitled to vote at the meeting as of December 28, 2015 (the record date for the Special Meeting).  There were 37,331,937 shares of Common Stock represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting.  Each share of Common Stock was entitled to one vote for each of the following proposals.  A summary of the voting results for the following proposals, each of which is described in detail in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on December 29, 2015, and first mailed to the Company’s stockholders on or about December 29, 2015, is set forth below:

Proposal 1: Approval of the Merger Agreement

The Company’s stockholders approved the Merger Agreement. The following were the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions”:

For	Against	Abstain
36,936,196	366,303	29,437

Proposal 2: Approval, on a Non-Binding Advisory Basis, of Compensation Payable in Connection with the Merger.

The Company’s stockholders approved, on a non-binding advisory basis, the compensation that may become payable to the named executive officers of the Company in connection with the Merger contemplated by the Merger Agreement. The following were the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions”:

For	Against	Abstain
36,377,642	893,287	61,006

Proposal 3: Adjournment.

The Company’s stockholders approved an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes in favor of approval of the Merger Agreement.  The following were the tabulated votes “For” and “Against” this proposal as well, as the number of “Abstentions.” This adjournment did not occur since a sufficient number of votes approved the Merger Agreement.

For	Against	Abstain
36,090,648	1,210,553	30,736

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Liberator Medical Holdings, Inc.
3.2	Amended and Restated By-Laws of Liberator Medical Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR MEDICAL HOLDINGS, INC.

/s/ Richard C. Rosenzweig

Name: Richard C. Rosenzweig

Title: Vice President and Assistant Secretary

Dated: January 21, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Liberator Medical Holdings, Inc.
3.2	Amended and Restated By-Laws of Liberator Medical Holdings, Inc.

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